SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]





--------------------------------------------------------------------------------
EQUITY/VALUE
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Scudder Value Fund









Annual Report
September 30, 2000

The fund seeks long-term growth of capital through investment in undervalued equity securities.

Scudder Value Fund is properly known as Value Fund.

Contents
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     4  Letter from the Fund's President

     6  Performance Update

     8  Portfolio Summary

    10  Portfolio Management Discussion

    17  Glossary of Investment Terms

    18  Investment Portfolio

    22  Financial Statements

    25  Financial Highlights

    26  Notes to Financial Statements

    34  Report of Independent Accountants

    35  Tax Information

    36  Shareholder Meeting Results

    37  Officers and Trustees

    38  Investment Products and Services

    40  Account Management Resources

Scudder Value Fund
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ticker symbol SCVAX                                              fund number 075
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Date of Inception:      o During the twelve months ended September 30, 2000,
12/31/92                  the Value Fund -- Scudder Shares returned 17.63%,
                          beating the 8.92% return of its unmanaged benchmark,
                          the Russell 1000 Value Index. In addition, Lipper,
                          Inc.    ranks the Scudder Shares in the top quarter of
Total Net Assets of       multi-cap value funds over the one- and three-year
Scudder Shares as of      periods, and in the top 14% over the trailing
9/30/00:                  five-year
$331.1 million            period.^1

                        o We believe that the fund's strong showing can be
                          attributed to our adherence to a strict three-step investment process as discussed in the Portfolio Management Discussion. We stayed true to our focus on value even when the asset class was underperforming early in the calendar year, and this discipline helped the fund outperform when value ultimately came back into favor.

                        o Performance was helped by the fund's positions in the
                          technology, consumer discretionary, and financial sectors.

^1 Source: Lipper, Inc., an independent analyst of investment performance.
   Performance includes reinvestment of dividends and capital gains. For the period ended September 30, 2000, Value Fund -- Scudder Shares' Lipper ranking was 115 out of 475 funds for the one-year period, 79 out of 336 funds for the three-year period, and 29 out of 209 funds for the five-year period. Past performance is no guarantee of future results.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

During the latter part of the 1990s, value stocks generally produced a lackluster performance as investors turned their attention to the exciting stories and stellar earnings growth of stocks in the "new economy." In a momentum-driven environment where valuations no longer seemed to matter, growth stocks made headlines with enormous gains. At the same time, many value stocks languished despite being attractive on the basis of traditional measures such as price-to-earnings and price-to-cash flow ratios.

As the current year has progressed, however, we have witnessed a distinct shift in the investment climate. Technology stocks suffered a meltdown in the second quarter, with the more speculative issues generally suffering the worst declines. As the high-flying growth sectors have come back to earth, investors have instead turned their attention to stocks with more reasonable valuations. Such issues are viewed to have lower downside risk, and are therefore more attractive in a negative market environment. As a result, the Russell 1000 Value Index is showing a year-to-date gain of 3.30% through September 30, versus a loss of -1.37% for the Russell 1000 Growth Index. In just the final three months of the period, the Value Index rose 7.86% at the same time that the Growth Index fell 5.38%. This divergence underscores our view that investors should ensure that they have adequate exposure to both groups, since it is difficult to tell which will be in favor during any given period.

Value Fund -- Scudder Shares has produced stellar performance in this environment. During the 12-month period ended September 30, 2000, the fund's 17.63% return far outpaced the 8.92% of its unmanaged benchmark, the Russell 1000 Value Index. The fund also has performed well against its peers, finishing in the top quarter of mid-cap value funds over the one- and three-year periods and in the top 14% over the trailing five-year period, according to Lipper, Inc. In the Portfolio Management Discussion that begins on page 10, lead portfolio manager Lois Roman talks about the investment process she has used to generate results.

Thank you for your continued investment in Value Fund -- Scudder Shares. For current information on the fund or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin C. Coughlin

Linda C. Coughlin
President
Value Fund

Performance Update
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                                                              September 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                     Value Fund --
                    Scudder Shares      Russell 1000 Value Index*

           12/92**       10000                  10000
             '93         11150                  11845
             '94         11360                  11763
             '95         14043                  15019
             '96         16456                  17714
             '97         23993                  25208
             '98         23495                  26119
             '99         26554                  31010
             '00         31237                  33775

                        Yearly periods ended September 30

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                                 Total Return
                               Growth of                            Average
Period ended 9/30/2000          $10,000        Cumulative            Annual
--------------------------------------------------------------------------------
Value Fund -- Scudder Shares
-------------------------------------------------------------------------------
1 year                         $  11,763          17.63%               17.63%
--------------------------------------------------------------------------------
5 year                         $  22,244         122.44%               17.34%
--------------------------------------------------------------------------------
Life of Class**                $  31,237         212.37%               15.84%
--------------------------------------------------------------------------------
Russell 1000 Value Index*
-------------------------------------------------------------------------------
1 year                         $  10,892           8.92%                8.92%
--------------------------------------------------------------------------------
5 year                         $  22,489         124.89%               17.58%
-------------------------------------------------------------------------------
Life of Class**                $  33,775         237.75%               17.00%
--------------------------------------------------------------------------------

* The Russell 1000 Value Index consists of securities with less than average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

**   The Fund commenced operations on December 31, 1992.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                Yearly periods ended September 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE VALUE FUND -- SCUDDER SHARES TOTAL RETURN (%) AND RUSSELL 1000 VALUE INDEX* TOTAL RETURN (%)

BAR CHART DATA:

                     1993**  1994   1995   1996   1997  1998   1999   2000
--------------------------------------------------------------------------------
Class Total
Return (%)            11.50   1.88  23.62  17.18  45.80 -2.08  13.02  17.63
--------------------------------------------------------------------------------
Index Total
Return (%)            18.45   -.69  27.68  17.94  42.31  3.49  18.72   8.92
--------------------------------------------------------------------------------
Net Asset Value ($)   13.38  13.08  15.87  17.52  23.53 21.20  22.88  25.78
--------------------------------------------------------------------------------
Income
Dividends ($)            --    .11    .12    .04    .07   .24    .19    .16
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)        --    .43    .13    .92   1.48  1.65    .90    .85
--------------------------------------------------------------------------------

* The Russell 1000 Value Index consists of securities with less than average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

**   The Fund commenced operations on December 31, 1992.

     Effective April 16, 1998, the Fund changed its name from Scudder Value Fund to Value Fund and an additional three classes of shares were offered. Existing shares of Value Fund outstanding on that date were redesignated Scudder Shares of the Fund. The total return information provided is for the Fund's Scudder Share Class. Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the 5 year and Life of Class periods would have been lower.

Portfolio Summary
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                                                              September 30, 2000

--------------------------------------------------------------------------------
Asset Allocation
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                                                             Management seeks to
                                                        remain as close to fully
                                                            invested in equities
                                                                    as possible.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Equity Securities           99%
Cash Equivalents             1%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 1% Cash Equivalents)                               Strong stockpicking
                                                            within the financial
                                                          sector, as well as our
                                                          decision to overweight
                                                            insurance stocks and
                                                              underweight banks,
                                                            proved beneficial to
                                                               fund performance.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Financial                   28%
    Energy                      16%
    Health                       9%
    Communications               9%
    Durables                     9%
    Consumer Staples             8%
    Utilities                    7%
    Manufacturing                5%
    Technology                   4%
    Other                        5%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(33% of Portfolio)                                       Management chooses fund
                                                             holdings by using a
                                                               strict three-step
                                                        investment process. This
                                                            disciplined approach
                                                             allowed the fund to
                                                              benefit when value
                                                           stocks came back into
                                                         favor during the second
                                                           half of the reporting
                                                                         period.

  1. Exxon Mobil Corp.
     Provider of oil internationally

  2. Citigroup, Inc.
     Provider of diversified financial services

  3. Cigna Corp.
     Provider of insurance, health care benefits, pension management and related financial services

  4. Lockheed Martin Corp.
     Manufacturer of aircraft, missiles and space equipment

  5. Verizon Communications
     Provider of wireline voice and data services

  6. SBC Communications, Inc.
     Provider of telecommunication services

  7. PepsiCo, Inc.
     Provider of soft drinks, snack foods and food services

  8. Boeing Co.
     Manufacturer of jet airplanes

  9. American Home Products Corp.
     Producer of diversified pharmaceuticals

 10. AFLAC, Inc.
     Provider of supplemental insurance





For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                              September 30, 2000

In the following interview, lead portfolio manager Lois Roman discusses the strategy of Value Fund -- Scudder Shares and the market environment during the twelve-month period ended September 30, 2000.

Q: How did Value Fund perform during the fiscal period?

A: We're extremely happy to report that despite an extremely volatile market environment, the fund significantly outperformed its value benchmark for the twelve-month period. The Scudder Shares gained 17.63%, while the Russell 1000 Value Index gained 8.92%.

We attribute the Scudder Shares' outperformance primarily to our adherence to a strict three-step investment process. We're a core large-cap value fund and we won't sway from that charter -- even when value is underperforming as it was early in the year. Our strict discipline helped the fund outperform as value came back into favor.

Several factors boosted performance. First, the fund's technology holdings performed extremely well. We reduced this position prior to the technology decline last spring, realizing solid profits for the fund. Second, the fund's consumer discretionary stocks produced strong performance early in the fiscal year. At the start of 2000, we reduced our position in these companies, particularly those in the retail sector that helped relative performance, as retail stocks underperformed for the remainder of the period. Finally, the fund's underweight position in banks and overweight position in insurance stocks were significant positives.

Q: Can you discuss the market's volatility and its impact on the fund.

A: We've witnessed a dramatic shift in the market over the twelve-month period. Through early March, technology, media, and telecommunications (TMT) stocks soared while most other stocks -- especially those considered to be in the value category -- were all but forgotten by investors. As the spring progressed, investors became skittish about the huge disparity in valuations between the market leaders and the broader market. They began selling their highly valued TMT stocks en masse, causing deep declines in the once seemingly invincible market leaders. At the same time, investors began to return to companies with strong long-term earnings track records and more reasonable valuations -- the types of companies in which this fund is invested.

Growth and value stocks jockeyed for market leadership throughout the remainder of the period, leading to high volatility in the overall market. In this phase, the market continued to broaden and value-style stocks gained considerable ground. The improved performance of stocks outside of the technology sector was extremely helpful to the fund's performance.

Q: You mentioned that technology stocks were one of the most important contributors during the period. Could you discuss their role in the portfolio?

A: Although our technology holdings are more staid than many of the highest flyers that were grabbing headlines early this year, they performed extremely well. The fund's strongest performers were Motorola, Corning, and Micron, which were long-time fund holdings originally purchased at trough valuations. By early 2000, their strong market performance pushed them up to valuations that we believed were too expensive for the fund to continue to hold. We therefore cut our position in the stocks and took solid profits for the fund. This was an especially timely move, as it occurred before the technology sector corrected in March. Our technology position is now at about 4% of the portfolio, down from 12% at the start of the year. We continue to look for quality technology stocks that fit within our investment discipline.

Q: What does a stock need to meet your investment criteria?

A: As value investors, we search the marketplace for undervalued stocks and we won't pay a premium for any stock in the pursuit of short-term gains. Our investment process can be broken down into three steps:

First, we rely heavily on a proprietary quantitative model developed at Scudder Kemper. We define our investment universe as the 1,000 securities in the Russell 1000 Value Index, a group of 1,000 large-cap stocks. Our model looks at five measures of a stock's value and ranks the stocks in the Russell 1000 based on these criteria. Each stock is then placed in one of 10 groups (deciles). The cheapest 40% of those stocks -- the four most attractive deciles -- are issues we may consider adding to our portfolio. The most expensive 20% are those we would consider selling. Everything else is typically held if it is already in the portfolio and the positive investment thesis remains intact.

Next, our internal research analysts provide us with qualitative assessments of the 400+ stocks that generally pass the screen. We discuss each company's management strategy with our analysts, who provide their outlook for the internal business model of the companies. Our analysts sift through those names to figure out which ones are likely to offer the strongest upside potential and which ones we should avoid because they may simply get cheaper over time.

Last, we try to assess the risk factors associated with the companies we consider to be candidates for purchase. Questions we may ask at this stage include: will the direction of interest rates affect a company's performance? How may a stock perform if there is a downturn or an uptick in the economy? Does it complement the other holdings in the portfolio? Would its addition tilt the portfolio in an area that might increase overall portfolio risk? Our consideration of these factors helps reduce the overall risk profile of the fund.

Q: Please provide an example of how the portfolio benefited by relying on its three-step investment process.

A: Motorola is an excellent example. We bought this stock many years ago when it was trading at trough valuations and trough fundamentals. At the time, the stock had been beaten up by the market, which viewed Motorola strictly as a cellular phone company, and one that was falling behind in market share.

Believing that there was more to the story, we added Motorola to the fund for two distinct reasons. First, it met all of our valuation criteria. Second, we saw a huge semiconductor cycle coming and believed the company could capitalize on it. Motorola was also launching some new competitive products in which we had faith. So we bought the stock and held it, and over the past several years it has been a strong contributor.

This year, when Motorola reached its highs, we liquidated our position. The stock had appreciated to the sell zone of our model; our internal analyst saw signs of deteriorating fundamentals; and we felt all of the good news was now out of the stock. Not long after our liquidation of the position, Motorola suffered deep price declines.

Q: Were there any specific holdings that detracted from the fund's performance?

A: Dow Chemical, which is also a long-time holding, was a drag on performance. Over the course of the fiscal year, the stock slowly eroded in value and investor enthusiasm waned. In 1999, Dow announced a merger with Union Carbide. This was originally viewed positively by the market, but the deal languished and to date still has not closed. Additionally, rising energy prices caused the cost of their raw materials to increase, hurting Dow and many other manufacturers. The company has been unable to pass these high costs along to consumers, causing a strain on its bottom line. We reduced our position in Dow, but still maintain an investment because we believe in the company and its longer-term growth prospects.

Q: Have rising energy prices helped the fund's energy holdings?

A: We've seen mixed performance from our energy stocks, an area in which we are overweight relative to our benchmark. Oil service companies like Schlumberger benefited most quickly from rising oil prices, while the performance of the larger integrated oil companies like Exxon Mobil and Texaco was somewhat flat. We still have confidence in this sector and believe we will see improved performance in the coming months, and we are therefore maintaining our energy position.

Q: Would you discuss the fund's financial stocks and their contributions to performance?

A: We focused our financial holdings in insurance stocks rather than banks, and that allocation added a great deal to performance relative to our benchmark. Insurance stocks made hearty gains during the year, while most banks struggled. Some of the strongest performance came from insurers Cigna, Hartford, and St. Paul. We chose to underweight banks because we were uncomfortable with the consolidation taking place in the sector and believed that rising interest rates would continue to dampen performance. Exceptions included Citigroup and Chase Manhattan, which were bright spots that added to performance. By the end of the reporting period, it seemed as if some of the newly consolidated banks were beginning to reap some efficiencies not seen earlier. We are now cautiously optimistic that bank stocks may begin to turn around, and we have begun selectively adding to some of our existing holdings.

Q: Have interest rates also dampened the performance of retail stocks?

A: Retail stocks have slowed dramatically as interest rates have risen and the economy has begun to show signs of slowing. After benefiting early in the fiscal year from stocks such as Federated Department Stores and Target Stores, we decided to decrease the fund's position in retail stocks. We significantly underweighted retail stocks relative to our Russell 1000 Value benchmark, and that helped performance as retailers struggled through the remainder of the year. This is an area that we're still interested in, but at this point earnings estimates are still falling and fundamentals are deteriorating. As a result, we are generally staying away from stocks in this sector.

Q: What's your outlook for the fund and value investing?

A: We're thrilled to see the recent resurgence in value stocks. We believe the gap between growth and value is closing quite rapidly and beginning to invert. We believe there is still a lot more upside for value stocks, which would of course be very positive for the fund. We'll continue to stick to our knitting of being a true large-cap value fund, just as we always have. We believe our strong performance this period illustrates the benefits that our investment process can produce.

Scudder Value Fund:
A Team Approach to Investing

Scudder Value Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Lois R. Roman joined the Adviser in 1994 as an equity analyst. Ms. Roman joined the fund team in 1995 and has 12 years of investment industry experience.

Portfolio manager Jonathan Lee joined the Adviser and the fund team in 1999. Mr. Lee has 10 years of investment industry experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------

   Fundamental      Analysis of companies based on the projected impact of
      Research      management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

     Momentum       The practice of investing in the market's top performing
    Investing       stocks in order to capture additional upward movements in
                    their prices.

       Trough       A stock's future performance can be estimated by considering
 Fundamentals       a company's fundamentals -- its assets, earnings, sales,
                    products, and management team. When some or all of these fundamentals are less than favorable but appear to be on the verge of improving, they are considered to be trough fundamentals. Like stock prices, a company's fundamental qualities typically travel through cycles.

       Trough       Most securities go through cycles in which their prices
    Valuation       rise, fall, and then rise again. A trough valuation is at
                    the low point of that cycle, after which the stock's price is expected to begin rising again.

    Weighting       Refers to the allocation of assets -- usually in terms of
 (over/under)       sectors, industries, or countries -- within a portfolio
                    relative to the portfolio's benchmark index or investment universe.



(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                    as of September 30, 2000
--------------------------------------------------------------------------------

                                                   Principal
                                                  Amount ($)     Value ($)
--------------------------------------------------------------------------------
Repurchase Agreements 1.5%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.48%, to
    be repurchased at $6,087,285 on                           -----------
    10/2/2000** (Cost $6,084,000) ..............   6,084,000    6,084,000
                                                              -----------

                                                     Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 98.5%
--------------------------------------------------------------------------------

 Consumer Discretionary 0.8%
 Department & Chain Stores
 Target Corp. ..................................     130,000    3,331,250
                                                              -----------
 Consumer Staples 8.0%
 Alcohol & Tobacco 1.4%
 Anheuser-Busch Companies, Inc. ................     133,200    5,636,025
                                                              -----------
 Food & Beverage 5.4%
 H.J. Heinz Co. ................................     204,200    7,568,163
 Hershey Foods Corp. ...........................      61,600    3,334,100
 PepsiCo, Inc. .................................     246,500   11,339,000
                                                               22,241,263
                                                              -----------
 Package Goods/Cosmetics 1.2%
 Gillette Co. ..................................     160,100    4,943,088
                                                              -----------

 Health 9.1%
 Biotechnology 2.0%
 Pharmacia Corp. ...............................     134,351    8,086,251
                                                               -----------

 Medical Supply & Specialty 1.0%
 Becton, Dickinson & Co. .......................     161,900    4,280,231
                                                              -----------

 Pharmaceuticals 6.1%
 American Home Products Corp. ..................     189,900   10,741,219
 Bristol-Myers Squibb Co. ......................     133,200    7,609,050
 Eli Lilly & Co. ...............................      80,500    6,530,563
                                                               -----------
                                                              24,880,832
                                                              -----------


    The accompanying notes are an integral part of the financial statements.

                                             Shares       Value ($)
--------------------------------------------------------------------------------

 Communications 9.0%
 Telephone/Communications
 AT&T Corp. ...........................      166,550    4,892,406
 BellSouth Corp. ......................      207,800    8,363,950
 SBC Communications, Inc. .............      234,000   11,700,000
 Verizon Communications ...............      247,300   11,978,594
                                                       ----------
                                                       36,934,950
                                                       ----------
 Financial 27.3%
 Banks 14.0%
 Bank One Corp. .......................      156,600    6,048,675
 Bank of America Corp. ................      133,352    6,984,311
 Chase Manhattan Corp. ................       95,950    4,431,691
 Citigroup, Inc. ......................      320,400   17,321,625
 FleetBoston Financial Corp. ..........      168,600    6,575,400
 J.P. Morgan & Co., Inc. ..............       25,500    4,166,063
 PNC Bank Corp. .......................      117,900    7,663,500
 Wells Fargo & Co. ....................       71,400    3,279,938
 Zions Bancorp ........................       20,400    1,043,269
                                                       ----------
                                                       57,514,472
                                                       ----------
 Insurance 11.3%
 AFLAC, Inc. ..........................      135,900    8,706,094
 Allstate Corp. .......................      211,100    7,335,725
 Cigna Corp. ..........................      149,700   15,628,680
 Hartford Financial Services Group, Inc.      83,200    6,068,400
 MetLife, Inc. ........................      119,700    3,134,644
 St. Paul Companies, Inc. .............      110,100    5,429,306
                                                       ----------
                                                       46,302,849
                                                       ----------
 Other Financial Companies 1.3%
 Federal National Mortgage Association        77,900    5,569,850
                                                       ----------

 Real Estate 0.7%
 Post Properties, Inc. (REIT) .........       64,900    2,827,206
                                                       ----------

 Media 1.9%
 Broadcasting & Entertainment
 Walt Disney Co. ......................      201,000    7,688,250
                                                       ----------


    The accompanying notes are an integral part of the financial statements.

                                               Shares       Value ($)
--------------------------------------------------------------------------------

 Service Industries 1.2%
 Investment
 Merrill Lynch & Co., Inc. .............       72,600    4,791,600
                                                        ----------

 Durables 8.7%
 Aerospace 7.5%
 Boeing Co. ............................      171,400   10,798,200
 Lockheed Martin Corp. .................      386,264   12,731,261
 United Technologies Corp. .............      101,800    7,049,650
                                                        ----------
                                                        30,579,111
                                                        ----------
 Construction/Agricultural Equipment 1.2%
 Deere & Co. ...........................      153,300    5,097,225
                                                        ----------

 Manufacturing 4.7%
 Chemicals 2.5%
 Dow Chemical Co. ......................      154,500    3,852,844
 E.I. du Pont de Nemours & Co. .........      148,700    6,161,756
                                                        10,014,600
                                                        ----------
 Industrial Specialty 1.5%
 PPG Industries, Inc. ..................       92,100    3,655,219
 Sherwin-Williams Co. ..................      117,700    2,515,838
                                                         6,171,057
                                                        ----------
 Machinery/Components/Controls 0.7%
 Parker-Hannifin Corp. .................       90,450    3,052,688
                                                        ----------

 Technology 4.4%
 Computer Software 1.5%
 Intuit, Inc.* .........................      112,000    6,384,000
                                                        ----------

 Diverse Electronic Products 0.5%
 Diebold, Inc. .........................       76,000    2,018,750
                                                        ----------

 Electronic Data Processing 2.4%
 Hewlett-Packard Co. ...................       41,500    4,025,500
 International Business Machines Corp. .       50,200    5,647,500
                                                        ----------
                                                         9,673,000
                                                        ----------
 Energy 15.4%
 Oil & Gas Production 11.0%
 Conoco, Inc. "A" ......................      152,600    3,986,675
 Exxon Mobil Corp. .....................      264,992   23,617,411
 Montana Power Co. .....................      125,300    4,181,888


    The accompanying notes are an integral part of the financial statements.

                                                 Shares      Value ($)
--------------------------------------------------------------------------------

 Royal Dutch Petroleum Co. (New York shares)     124,900    7,486,194
 Texaco, Inc. .............................      111,900    5,874,750
                                                           ----------
                                                           45,146,918
                                                           ----------
 Oil Companies 1.8%
 Chevron Corp. ............................       87,200    7,433,800
                                                           ----------

 Oilfield Services/Equipment 2.6%
 Baker Hughes, Inc. .......................      134,700    5,000,738
 Schlumberger Ltd. ........................       69,800    5,745,413
                                                           ----------
                                                           10,746,151
                                                           ----------
 Transportation 1.3%
 Railroads
 Burlington Northern Santa Fe Corp. .......      248,000    5,347,500
                                                           ----------

 Utilities 6.7%
 Electric Utilities
 Allegheny Energy, Inc. ...................      142,100    5,426,444
 Duke Energy Corp. ........................       72,500    6,216,875
 FPL Group, Inc. ..........................       87,300    5,739,975
 Peco Energy Co. ..........................       34,900    2,113,631
 Southern Energy, Inc.* ...................       17,000      533,375
 Unicom Corp. .............................      134,100    7,534,744
                                                           ----------
                                                           27,565,044
                                                           ----------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $344,256,381)                   404,257,961
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $350,340,381) (a)                                410,341,961
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $350,556,580. At September 30, 2000, net unrealized appreciation for all securities based on tax cost was $59,785,381. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $73,344,654 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,559,273.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of September 30, 2000
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $350,340,381) .   $410,341,961
Cash ....................................................            138
Receivable for investments sold .........................     11,858,138
Dividends receivable ....................................        560,597
Interest receivable .....................................          2,190
Receivable for Fund shares sold .........................        369,705
Due from Adviser ........................................         29,206
                                                           -------------
Total assets ............................................    423,161,935

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased .......................      1,377,209
Payable for Fund shares redeemed ........................        740,380
Accrued management fee ..................................        286,494
Accrued Trustees' fees and expenses .....................         58,827
Other accrued expenses and payables .....................        836,337
                                                           -------------
Total liabilities .......................................      3,299,247
--------------------------------------------------------------------------------
Net assets, at value                                        $419,862,688
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .....................      1,995,574
Net unrealized appreciation (depreciation) on investments     60,001,580
Accumulated net realized gain (loss) ....................     42,663,242
Paid-in capital .........................................    315,202,292
--------------------------------------------------------------------------------
Net assets, at value                                        $419,862,688
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Scudder Shares

Net asset value, offering and redemption price
   per share ($331,123,448 / 12,846,172 outstanding
   shares of beneficial interest, $.01 par value,          -------------
   unlimited number of shares authorized) ...............  $       25.78
                                                           -------------

Class A

Net asset value and redemption price
   per share ($50,693,642 / 1,968,732 outstanding
   shares of beneficial interest, $.01 par value,          -------------
   unlimited number of shares authorized) ...............  $       25.75
                                                           -------------
Maximum offering price per share                           -------------
   (100 / 94.25 of $25.75) ..............................  $       27.32
                                                           -------------

Class B

Net asset value and redemption price (subject
   to contingent deferred sales charge) per share
   ($30,573,600 / 1,195,742 outstanding shares of
   beneficial interest, $.01 par value, unlimited          -------------
   number of shares authorized) .........................  $       25.57
                                                           -------------

Class C

Net asset value and redemption price (subject
   to contingent deferred sales charge) per share
   ($7,471,998 / 292,512 outstanding shares of beneficial
   interest, $.01 par value, unlimited number              -------------
   of shares authorized) ................................  $       25.54
                                                           -------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended September 30, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $38,383) .........   $  8,226,085
Interest .....................................................        468,074
                                                                 ------------
Total Income .................................................      8,694,159
                                                                 ------------
Expenses:
Management fee ...............................................      3,001,573
Services to shareholders .....................................      2,697,473
Custodian and accounting fees ................................        160,298
Distribution services fees ...................................        264,645
Administrative services fees .................................        195,540
Auditing .....................................................         62,148
Legal ........................................................         13,403
Trustees' fees and expenses ..................................         88,236
Reports to shareholders ......................................        151,036
Registration fees ............................................         68,229
Other ........................................................         52,852
                                                                 ------------
Total expenses, before expense reductions ....................      6,755,433
Expenses reductions ..........................................        (72,465)
                                                                 ------------
Total expenses, after expense reductions .....................      6,682,968
--------------------------------------------------------------------------------
Net investment income (loss)                                        2,011,191
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
  Investments ................................................     52,726,552
  Foreign currency related transactions ......................           (109)
                                                                 ------------
                                                                   52,726,443
                                                                 ------------
Net unrealized appreciation (depreciation) during the
   period on investments .....................................     13,596,001
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         66,322,444
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $ 68,333,635
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------

                                                         Years Ended September 30,
Increase (Decrease) in Net Assets                         2000             1999
-------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $   2,011,191    $   3,111,169
Net realized gain (loss) on investment transactions      52,726,443        6,166,998
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      13,596,001       62,680,573
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................      68,333,635       71,958,740
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income -- Scudder Shares ...........      (2,663,044)      (4,164,869)
Net investment income -- Class A ..................        (267,406)        (237,416)
Net investment income -- Class B ..................            (817)         (48,553)
Net investment income -- Class C ..................            (501)         (11,523)
Net realized gain -- Scudder Shares ...............     (13,800,495)     (19,711,211)
Net realized gain -- Class A ......................      (1,426,862)      (1,241,379)
Net realized gain -- Class B ......................      (1,060,430)      (1,035,831)
Net realized gain -- Class C ......................        (209,392)        (226,181)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................     116,433,046      321,600,172
Reinvestment of distributions .....................      18,829,221       25,914,793
Cost of shares redeemed ...........................    (248,063,960)    (426,810,318)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................    (112,801,693)     (79,295,353)
                                                      -------------    -------------
Increase (decrease) in net assets .................     (63,897,005)     (34,013,576)
Net assets at beginning of period .................     483,759,693      517,773,269
Net assets at end of period (including
   undistributed net investment income of             -------------    -------------
   $1,995,574 and $2,922,969, respectively) .......   $ 419,862,688    $ 483,759,693
                                                      -------------    -------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Shares (a)

-------------------------------------------------------------------------------------
Years Ended September 30,               2000(b)   1999(b)  1998(b) 1997(b)   1996
-------------------------------------------------------------------------------------
Net asset value, beginning of period   $22.88    $21.20   $23.53   $17.52   $15.87
                                       ----------------------------------------------
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------
  Net investment income (loss)            .13       .15      .28      .34      .21
-------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions      3.78      2.62     (.72)    7.22     2.40
                                       ----------------------------------------------
-------------------------------------------------------------------------------------
  Total from investment operations       3.91      2.77     (.44)    7.56     2.61
-------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------
  Net investment income                  (.16)     (.19)    (.24)    (.07)    (.04)
-------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                           (.85)     (.90)   (1.65)   (1.48)    (.92)
                                       ----------------------------------------------
-------------------------------------------------------------------------------------
  Total distributions                   (1.01)    (1.09)   (1.89)   (1.55)    (.96)
-------------------------------------------------------------------------------------
Net asset value, end of period         $25.78    $22.88   $21.20   $23.53   $17.52
                                       ----------------------------------------------
-------------------------------------------------------------------------------------
Total Return (%)                        17.63     13.02    (2.08)   45.80(c) 17.18(c)
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)    331       407      468      298       89
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                           1.48(d)   1.39     1.23     1.28     1.31
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                           1.47(d)   1.39     1.23     1.24     1.25
------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                .56       .61     1.19     1.67     1.34
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                51        91       47       47       91
------------------------------------------------------------------------------------

(a) On April 16, 1998, existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.

(b)  Based on monthly average shares outstanding during the period.

(c)  Total return would have been lower had certain expenses not been reduced.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.47% and 1.46%, respectively (see Notes to Financial Statements).

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Value Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date).

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the

Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended September 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $207,001,899 and $343,131,095, respectively.

C. Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2000, the fee pursuant to the Agreement amounted to $3,001,573, of which $286,494 is unpaid at September 30, 2000.

Distribution Service Agreement. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2000, the Distribution Fee was as follows:

                                                                   Unpaid at
                                                   Total         September 30,
                Distribution Fee                Aggregated             2000
-------------------------------------------   ---------------   ---------------
Class B ..................................    $      216,319    $      116,771
Class C ..................................            48,326                --
                                              $      264,645    $      116,771

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2000 aggregated $77,770, of which $61,164 was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2000, the CDSC for Classes B and C aggregated $111,774 and $457, respectively.

Administrative Service Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2000, the Administrative Service Fee was as follows:

                                                                   Unpaid at
                                                   Total         September 30,
          Administrative Service Fees           Aggregated             2000
-------------------------------------------   ---------------   ---------------
Class A ..................................     $      107,492    $       19,808
Class B ..................................             72,106            63,026
Class C ..................................             15,942            13,835
                                               $      195,540    $       96,669

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the year ended September 30, 2000, the amount charged to Classes A, B and C by KSC aggregated $190,006, $104,636 and $37,646, respectively, of which $65,713, $34,995 and $24,533, respectively, is unpaid at September 30, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the year ended September 30, 2000, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $667,626, of which $149,396 is unpaid at September 30, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the year ended September 30, 2000, the amount charged to the Scudder Shares by STC aggregated $1,308,124, of which $105,393 is unpaid at September 30, 2000.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 2000, the amount charged to the Fund by SFAC aggregated $127,491, of which $31,069 is unpaid at September 30, 2000.

Trustees' Fees. The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended September 30, 2000, the Trustees' fees and expenses aggregated $29,824. In addition, a one-time fee of $58,412 was accrued for payment to those Trustees not affiliated with the Adviser who did not stand for re-election under the reorganization discussed in Note G. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $29,206 of such costs.

D. Capital Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:

                                           Years Ended September 30,
                                    2000                              1999
                 --------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Scudder Shares          2,600,720   $   61,546,888        5,568,655   $  131,356,073
Class A ...........     1,600,121       38,085,807        4,906,004      115,981,063
Class B ...........       482,385       11,364,506          901,601       21,274,145
Class C ...........       231,828        5,435,845        2,262,454       52,988,891
                        4,915,054      116,433,046       13,638,714      321,600,172

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Scudder Shares            702,015   $   16,027,031        1,010,122   $   23,313,600
Class A ...........        71,116        1,625,719           59,448        1,372,649
Class B ...........        43,356          988,505           43,529        1,004,640
Class C ...........         8,230          187,966            9,689          223,904
                          824,717       18,829,221        1,122,788       25,914,793

Shares redeemed
-------------------------------------------------------------------------------------
Scudder Shares         (8,248,865)   $(193,178,099)     (10,886,073)   $(258,426,354)
Class A ...........    (1,547,831)     (36,365,690)      (4,451,976)    (104,695,242)
Class B ...........      (616,825)     (14,373,603)        (518,518)     (12,396,396)
Class C ...........      (176,775)      (4,146,568)      (2,181,822)     (51,292,326)
                      (10,590,296)    (248,063,960)     (18,038,389)    (426,810,318)

Net increase (decrease)
-------------------------------------------------------------------------------------
Scudder Shares         (4,946,130)   $(115,604,180)      (4,307,296)   $(103,756,681)
Class A ...........       123,406        3,345,836          513,476       12,658,470
Class B ...........       (91,084)      (2,020,592)          426,612        9,882,389
Class C ...........        63,283        1,477,243           90,321        1,920,469
                       (4,850,525)   $(112,801,693)      (3,276,887)   $ (79,295,353)

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended September 30,

2000, the Fund's custodian and transfer agent fees were reduced by $29,795 and $13,464, respectively, under these arrangements.

F. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Value Equity Trust and the Scudder Shares Shareholders of Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Scudder Shares financial highlights present fairly, in all material respects, the financial position of Value Fund (the "Fund") at September 30, 2000, the results of its operations, the changes in its net assets and the Scudder Shares financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Scudder Shares financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
November 17, 2000

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

The Fund paid distributions of $0.85 per share from net long-term capital gains during its year ended September 30, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $45,340,000 as capital gain dividends for its year ended September 30, 2000, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended September 30, 2000 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Value Fund (the "fund"), a series of Value Equity Trust, was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Trustees of Value Equity Trust.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          6,851,897            198,743

   Linda C. Coughlin                             6,852,624            198,017

   Dawn-Marie Driscoll                           6,850,239            200,401

   Edgar R. Fiedler                              6,843,035            207,605

   Keith R. Fox                                  6,857,306            193,335

   Joan E. Spero                                 6,847,112            203,529

   Jean Gleason Stromberg                        6,849,198            201,442

   Jean C. Tempel                                6,853,156            197,485

   Steven Zaleznick                              6,849,242            201,398
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending September 30, 2000.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      6,878,225              70,638              101,777                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Trustee; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o  Trustee; President and
      Chief Executive Officer,
      AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 William F. Glavin*
   o  Vice President

 James E. Masur*
   o  Vice President

 Ann M. McCreary*
   o  Vice President

 Lois R. Roman*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 Robert D. Tymoczko*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary




 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund


                                       38

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser










SCUDDER
INVESTMENTS (SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Services Group



Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 2000

Seeks long-term growth of capital by investing primarily in large-capitalization stocks in undervalued sectors of the market. Kemper Value Fund is properly known as Value Fund.

KEMPER VALUE FUND

     "... We attribute the fund's outperformance primarily to our adherence to a strict investment process. ..."

                                                             [KEMPER FUNDS LOGO]

                                                                       CONTENTS

                                                                              3
                                                              ECONOMIC OVERVIEW

                                                                              7
                                                             PERFORMANCE UPDATE

                                                                             12
                                                               INDUSTRY SECTORS

                                                                             13
                                                               LARGEST HOLDINGS

                                                                             14
                                                                   PORTFOLIO OF
                                                                    INVESTMENTS

                                                                             18
                                                           FINANCIAL STATEMENTS

                                                                             21
                                                           FINANCIAL HIGHLIGHTS

                                                                             24
                                                                       NOTES TO
                                                           FINANCIAL STATEMENTS

                                                                             30
                                                                      REPORT OF
                                                        INDEPENDENT ACCOUNTANTS

                                                                             31
                                                                TAX INFORMATION
 AT A GLANCE

 KEMPER VALUE FUND TOTAL RETURNS*
 FOR THE YEAR ENDED SEPTEMBER 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 KEMPER VALUE FUND CLASS     KEMPER VALUE FUND CLASS     LIPPER MULTI-CAP VALUE
KEMPER VALUE FUND CLASS A                                   B                           C                 FUND CATEGORY AVERAGE
-------------------------                        -----------------------     -----------------------     ----------------------
17.42                                                     16.69                       16.44                       11.94

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
*TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION SEE THE PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    9/30/00   9/30/99
 .........................................................
    KEMPER VALUE FUND CLASS A        $25.75    $22.89
 .........................................................
    KEMPER VALUE FUND CLASS B        $25.57    $22.72
 .........................................................
    KEMPER VALUE FUND CLASS C        $25.54    $22.75
 .........................................................

 KEMPER VALUE FUND RANKINGS
 AS OF SEPTEMBER 30, 2000

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER LARGE-CAP VALUE FUNDS CATEGORY+

                            CLASS A               CLASS B               CLASS C
                             SHARES                SHARES                SHARES
 ..........................................................................................
    1-YEAR             #118 of 475 funds     #133 of 475 funds     #138 of 475 funds
 ..........................................................................................

+LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 DIVIDEND REVIEW

 DURING THE YEAR ENDED SEPTEMBER 30, 2000, KEMPER VALUE FUND PAID THE FOLLOWING
 DIVIDENDS:

                     KEMPER       KEMPER       KEMPER
                   VALUE FUND   VALUE FUND   VALUE FUND
                    CLASS A      CLASS B      CLASS C
 ...........................................................
    INCOME
    DIVIDEND         $0.16          n/a         n/a
 ...........................................................
    LONG-TERM
    CAPITAL GAIN
    DISTRIBUTION     $0.85        $0.85        $0.85
 ...........................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  SOURCE: Morningstar, Inc., Chicago, IL. (312)
BOX] 696-6000. The Morningstar Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE BOX REPRESENTS A FUND'S PORTFOLIO
                           CHANGES FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER
                           THE PAST THREE YEARS. CATEGORY PLACEMENT OF NEW
                           FUNDS ARE ESTIMATED. PLEASE CONSULT THE PROSPECTUS
                           FOR A DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.7 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems, are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- they've been accelerating since early in the year, and in September were up more than 20 percent compared to a year ago.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. Second, interest expense will surge thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (10/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.00                   6.10                   4.50
Prime rate (2)                                  9.50                   9.00                   8.25                   8.25
Inflation rate (3)*                             3.50                   3.80                   2.60                   1.40
The U.S. dollar (4)                            11.30                   1.10                  -0.90                   1.10
Capital goods orders (5)*                      22.70                  13.30                   4.70                   8.60
Industrial production (5)*                      5.70                   5.40                   3.50                   3.70
Employment growth (6)                           1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 9/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for most borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of 2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[LOIS R. ROMAN PHOTO]

LOIS R. ROMAN, LEAD PORTFOLIO MANAGER, JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1994. SHE HAS MORE THAN 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. SHE IS ASSISTED BY JONATHAN LEE, WHO JOINED THE ORGANIZATION IN 1999. HE HAS MORE THAN 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. THEY ARE SUPPORTED BY INVESTMENT PROFESSIONALS INCLUDING ECONOMISTS, RESEARCH ANALYSTS, TRADERS AND OTHER SPECIALISTS THROUGHOUT THE UNITED STATES AND ABROAD.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS, AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

                             INCREASED VOLATILITY SPURRED BY A TECHNOLOGY
                             CORRECTION CHARACTERIZED KEMPER VALUE FUND'S ANNUAL PERIOD -- OCTOBER 1, 1999, THROUGH SEPTEMBER 30, 2000. LEAD PORTFOLIO MANAGER LOIS ROMAN DISCUSSES WHAT WAS BEHIND THE FUND'S STRONG GAINS IN THE MIDST OF SUCH A TURBULENT ENVIRONMENT.

Q     HOW DID KEMPER VALUE FUND PERFORM DURING THE FISCAL PERIOD?

A     We're happy to report that, despite a volatile market environment, the fund significantly outperformed its value benchmark for the 12-month period. The fund gained 17.42 percent (Class A shares, unadjusted for a sales charge), while the Russell 1000 Value index gained 8.92 percent.

  We attribute the fund's outperformance primarily to our adherence to a strict investment process. We're a core large value fund, and we won't sway from that charter -- even when value is underperforming as it was early in the year. Our strict discipline helped the fund outperform as value came back into favor.

  Several factors boosted performance. First, the fund's technology holdings performed extremely well. We reduced this position prior to the technology decline last spring, realizing solid profits for the fund. Second, the fund's consumer discretionary stocks produced strong performance early in the fiscal year. At the start of 2000, we reduced our position in these companies, particularly those in the retail sector. That helped relative performance, as retail stocks underperformed for the remainder of the period. Finally, the fund's underweight position in banks and overweight position in insurance stocks were a significant positive.

Q     WILL YOU DISCUSS THE MARKET'S VOLATILITY AND ITS IMPACT ON THE FUND?

A     We've witnessed a dramatic shift in the market over the 12-month period.
Through early March, technology, media and telecommunications (TMT) stocks soared while most other stocks -- especially those considered to be in the value category -- were all but forgotten by investors. As the spring progressed, investors became skittish about the huge disparity in valuations between the market leaders and the broader market. They began selling their highly valued TMT stocks en masse, causing deep declines in the once seemingly invincible market leaders. At the same time, investors began to return to companies with strong long-term earnings track records and more reasonable valuations -- the types of companies in which this fund is invested.

  Growth and value stocks jockeyed for market leadership throughout the remainder of the period, leading to high volatility in the overall market. In this phase, the market continued to broaden and value-style stocks gained considerable ground. The improved performance of stocks outside of the technology sector boosted the fund's returns.

PERFORMANCE UPDATE

Q     YOU MENTIONED THAT TECHNOLOGY STOCKS WERE ONE OF THE MOST IMPORTANT
CONTRIBUTORS DURING THE PERIOD. WILL YOU DISCUSS THEIR ROLE IN THE PORTFOLIO?

A     Although our technology holdings are more staid than many of the highest flyers that were grabbing headlines early this year, they performed remarkably well. The fund's strongest performers were Motorola, Corning and Micron, which were longtime fund holdings originally purchased at trough valuations. By early 2000, their strong market performance pushed them up to valuations that we believed were too expensive for the fund to continue to hold. We therefore cut our position in the stocks and took solid profits for the fund. This was an especially timely move, as it occurred before the technology sector corrected in March. Our technology position is now at about 4 percent of the portfolio, down from 12 percent at the start of the year. We continue to look for quality technology stocks that fit within our investment discipline.

Q     WHAT DOES A STOCK NEED TO MEET YOUR INVESTMENT CRITERIA?

A     As value investors, we search the marketplace for undervalued stocks, and we won't pay a premium for any stock in the pursuit of short-term gains. Our investment process can be broken down into three steps:

  First, we rely heavily on a proprietary quantitative model developed at Scudder Kemper. We define our investment universe as the 1,000 securities in the Russell 1000 index -- a group of 1,000 large-cap stocks that is not available for direct investment. Our model looks at five measures of a stock's value and ranks the stocks in the Russell 1000 based on these criteria. Each stock is then placed in one of 10 groups (deciles). The cheapest 40 percent of those stocks -- the four most attractive deciles -- are issues we may consider adding to our portfolio. The most expensive 20 percent are those we would consider selling. Everything else is typically held if it is already in the portfolio and the positive investment thesis remains intact.

  Next, our internal research analysts provide us with qualitative assessments of the 400+ stocks that generally pass the screen. We discuss each company's management strategy with our analysts, who provide their outlook for the internal business model of the companies. Our analysts sift through those names to figure out which ones are likely to offer the strongest upside potential and which ones we should avoid because they may simply get cheaper over time.

  Last, we try to assess the risk factors associated with the companies we consider to be candidates for purchase. Questions we may ask at this stage include: Will the direction of interest rates affect a company's performance? How may a stock perform if there is a downturn or an uptick in the economy? Does it complement the other holdings in the portfolio? Would its addition tilt the portfolio in an area that might increase overall portfolio risk? Our consideration of these factors helps reduce the overall risk profile of the fund.

Q     PLEASE PROVIDE AN EXAMPLE OF HOW THE PORTFOLIO BENEFITED BY RELYING ON ITS
THREE-STEP INVESTMENT PROCESS.

A     Motorola is an excellent example. We bought this stock many years ago when it was trading at trough valuations and trough fundamentals. At the time, the stock had been beaten up by the market, which viewed Motorola strictly as a cellular phone company, and one that was falling behind in market share.

  Believing that there was more to the story, we added Motorola to the fund for two distinct reasons. First, it met all of our valuation criteria. Second, we saw a huge semiconductor cycle coming and believed the company could capitalize on it. Motorola was also launching some new competitive products in which we had faith. So, we bought the stock and held it, and over the past several years it has been a strong contributor.

  This year, when Motorola reached its highs, we liquidated our position. The stock had appreciated to the sell zone of our model, our internal analyst saw signs of deteriorating fundamentals, and we felt that all of the good news was now out of the stock. Not long after our liquidating the position, Motorola suffered deep price declines. In this example the timing of this sale clearly illustrates the benefits of our investment process and why we use three steps.

PERFORMANCE UPDATE

Q     WERE THERE ANY SPECIFIC HOLDINGS THAT DETRACTED FROM KEMPER VALUE FUND'S
PERFORMANCE?

A Dow Chemical, which is also a longtime holding, was a drag on performance. Over the course of the fiscal year, the stock slowly eroded in value, and investor enthusiasm waned. In 1999, Dow announced a merger with Union Carbide. This was originally viewed positively by the market, but the deal languished and to date still has not closed. Additionally, rising energy prices caused the cost of their raw materials to increase, hurting Dow and many other manufacturers. The company has been unable to pass these high costs along to consumers, causing a strain on its bottom line. We reduced our position in Dow, but we still maintain an investment because we believe in the company and its longer-term growth prospects.

Q     HAVE RISING ENERGY PRICES HELPED THE FUND'S ENERGY HOLDINGS?

A     We've seen mixed performance from our energy stocks, an area in which we are overweight relative to our benchmark. Oil service companies such as Schlumberger benefited most quickly from rising oil prices, while the performance of the larger integrated oil companies such as Exxon Mobil and Texaco was somewhat flat. We still have confidence in this sector and expect improved performance in the coming months, and we are therefore maintaining our energy position.

Q     WILL YOU DISCUSS THE FUND'S FINANCIAL STOCKS AND THEIR CONTRIBUTIONS TO
PERFORMANCE?

A     We focused our financial holdings in insurance stocks rather than banks, and that allocation added a great deal to performance relative to our benchmark. Insurance stocks made hearty gains during the year, while most banks struggled. Some of the strongest performance came from insurers Cigna, Hartford and St. Paul. We chose to underweight banks because we were uncomfortable with the consolidations taking place in the sector and believed that rising interest rates would continue to dampen performance. Exceptions included Citigroup and Chase Manhattan, which were bright spots that added to performance. By the end of the reporting period, it seemed as if some of the newly consolidated banks were beginning to reap some efficiencies not seen earlier. We are now cautiously optimistic that bank stocks may begin to turn around, and we have begun selectively adding to some of our existing holdings.

Q     HAVE INTEREST RATES ALSO DAMPENED THE PERFORMANCE OF RETAIL STOCKS?

A     Retail stocks have slowed dramatically as interest rates have risen and the economy has begun to show signs of slowing. After benefiting early in the fiscal year from stocks such as Federated Department Stores and Target Stores, we decided to decrease the fund's position in retail stocks. We significantly underweighted retail stocks relative to our Russell 1000 Value benchmark, and that helped performance as retailers struggled through the remainder of the year. This is an area in which we're still interested, but at this point, we believe earnings estimates are still falling and fundamentals are deteriorating. As a result, we are staying away from stocks in this sector.

Q     WHAT'S YOUR OUTLOOK FOR THE FUND AND VALUE INVESTING?

A     We're thrilled to see the recent resurgence in value stocks. The gap between growth and value is closing rapidly and beginning to invert. However, we believe there is still a lot more upside for value stocks, which would of course be very positive for the fund. We'll continue to stick to our knitting of being a true large-cap value fund, just as we always have. We believe that our strong performance this period illustrates the benefits of our investment process.

TERMS TO KNOW

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

MOMENTUM INVESTING The practice of investing in the market's top-performing stocks in order to capture additional upward movements in their prices.

TROUGH FUNDAMENTALS A stock's future performance can be estimated by considering a company's fundamentals -- its assets, earnings, sales, products and management team. When some or all of these fundamentals are less than favorable but appear to be on the verge of improving, they are considered to be trough fundamentals. As with stock prices, a company's fundamental qualities typically travel through cycles.

TROUGH VALUATION Most securities go through cycles in which their prices rise, fall and then rise again. A trough valuation is at the low point of that cycle, after which the stock's price is expected to begin rising again.

WEIGHTING (OVER/UNDER) The allocation of assets -- usually in terms of sectors, industries or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 For periods ended September 30, 2000 (adjusted for the maximum sales charge)

                                               1-YEAR   3-YEAR   5-YEAR   LIFE OF CLASS
---------------------------------------------------------------------------------------------------------
    KEMPER VALUE FUND CLASS A                  10.65%    6.97%   15.90%       14.92%    (since 12/31/92)
 .........................................................................................................
    KEMPER VALUE FUND CLASS B                  13.69%     n/a      n/a         2.22      (since 4/16/98)
 .........................................................................................................
    KEMPER VALUE FUND CLASS C                  16.44%     n/a      n/a         3.36      (since 4/16/98)
 .........................................................................................................

KEMPER VALUE FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 12/31/92 to 9/30/00
[LINE GRAPH]

                                                                 KEMPER VALUE FUND CLASS A(1)       RUSSELL 1000 VALUE INDEX(++)
                                                                 ----------------------------       ----------------------------
12/31/92                                                                   9427.00                           10000.00
                                                                          10520.00                           11812.00
12/31/94                                                                  10693.00                           11577.00
                                                                          13919.00                           16017.00
                                                                          17119.00                           19483.00
12/31/97                                                                  23172.00                           26341.00
                                                                          25920.00                           30458.00
                                                                          26973.00                           32698.00
9/30/00                                                                   29382.00                           33783.00

KEMPER VALUE FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 4/30/98 to 9/30/00
[LINE GRAPH]

                                                                 KEMPER VALUE FUND CLASS B(1)         RUSSELL 1000 VALUE INDEX(++)
                                                                 ----------------------------         ----------------------------
4/30/98                                                                   10000.00                           10000.00
                                                                           9988.00                            9978.00
                                                                           8441.00                            8822.00
12/31/98                                                                   9863.00                           10287.00
                                                                           9700.00                           10435.00
                                                                          10579.00                           11611.00
                                                                           9455.00                           10474.00
12/31/99                                                                  10170.00                           11044.00
                                                                          10386.00                           11096.00
                                                                          10058.00                           10576.00
9/30/00                                                                   10742.00                           11410.00

KEMPER VALUE FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 4/30/98 to 9/30/00
[LINE GRAPH]

                                                                 KEMPER VALUE FUND CLASS C(1)         RUSSELL 1000 VALUE INDEX(++)
                                                                 ----------------------------         ----------------------------
4/30/98                                                                   10000.00                           10000.00
                                                                           9992.00                            9978.00
                                                                           8445.00                            8822.00
12/31/98                                                                   9872.00                           10287.00
                                                                           9709.00                           10435.00
                                                                          10587.00                           11611.00
                                                                           9464.00                           10474.00
12/31/99                                                                  10183.00                           11044.00
                                                                          10399.00                           11096.00
                                                                          10071.00                           10576.00
9/30/00                                                                   11020.00                           11410.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE WITH CHANGING
MARKET CONDITIONS, SO THAT WHEN
REDEEMED, SHARES MAY BE WORTH MORE OR
LESS THAN THEIR ORIGINAL COST.

* FOR CLASS A SHARES, ADJUSTMENT FOR THE
  MAXIMUM SALES CHARGE OF 5.75%, FOR
  CLASS B SHARES, ADJUSTMENT FOR THE
  APPLICABLE CONTINGENT DEFERRED SALES
  CHARGE (CDSC) OF 3% AND FOR CLASS C
  SHARES, NO ADJUSTMENT FOR SALES
  CHARGE. THE MAXIMUM CDSC FOR CLASS B
  SHARES IS 4%. FOR CLASS C SHARES,
  THERE IS A 1% CDSC ON CERTAIN
  REDEMPTIONS WITHIN THE FIRST YEAR OF
  PURCHASE.

 (1)CLASS A SHARE PERFORMANCE PRIOR TO
    APRIL 16, 1998, IS DERIVED FROM THE
    SCUDDER "S" SHARE INCEPTION DATE AND
    HAS BEEN ADJUSTED TO REFLECT THE
    CURRENT MAXIMUM INITIAL SALES CHARGE
    OF 5.75%. CLASS S SHARES ARE SUBJECT
    TO CERTAIN OTHER, OR DIFFERENT
    LEVELS OF, EXPENSES. THE EXPENSES
    APPLICABLE TO CLASS S SHARES HAVE
    BEEN REFLECTED IN THE PERFORMANCE
    PRESENTED FOR CLASS A. THE
    DIFFERENCE IN EXPENSES WILL AFFECT
    PERFORMANCE. THE FUND'S SHARES WERE
    OFFERED WITHOUT A SALES CHARGE UNTIL
    APRIL 15, 1998. CLASS A, B AND C
    SHARES WERE INITIALLY OFFERED ON
    APRIL 16, 1998. CLASS B SHARE
    PERFORMANCE IS ADJUSTED FOR THE CDSC
    IN EFFECT AT THE END OF THE PERIOD.
    WHEN COMPARING KEMPER VALUE FUND
    WITH THE INDICES, YOU SHOULD NOTE
    THAT THE FUND'S PERFORMANCE REFLECTS
    THE MAXIMUM SALES CHARGE, WHILE NO
    SUCH CHARGES ARE REFLECTED IN THE
    PERFORMANCE OF THE INDICES. FOR
    ADDITIONAL INFORMATION, SEE THE
    PROSPECTUS, STATEMENT OF ADDITIONAL
    INFORMATION AND THE FINANCIAL
    HIGHLIGHTS AT THE END OF THIS
    REPORT.

(++)THE RUSSELL 1000 VALUE INDEX MEASURES
    THE PERFORMANCE OF THOSE RUSSELL 1000
    COMPANIES WITH LOWER PRICE-TO-BOOK
    RATIOS AND LOWER FORECASTED GROWTH
    VALUES. THESE STOCKS ARE SELECTED FROM
    THE 1,000 LARGEST COMPANIES IN THE
    RUSSELL 3000 INDEX, WHICH REPRESENTS
    APPROXIMATELY 90% OF THE TOTAL MARKET
    CAPITALIZATION OF THE RUSSELL 3000
    INDEX. THE STOCKS REPRESENTED BY THIS
    INDEX INVOLVE INVESTMENT RISKS, WHICH
    MAY INCLUDE THE LOSS OF PRINCIPAL
    INVESTED. SOURCE IS WIESENBERGER(R).

INDUSTRY SECTORS

SECTOR COMPOSITION OF VALUE FUND*
Data shows the percentage of the common stocks in the portfolio that each sector of Kemper Value Fund represented on September 30, 2000 and September 30, 1999. [BAR GRAPH]

                                                                  KEMPER VALUE FUND AS OF            KEMPER VALUE FUND AS OF
                                                                          9/30/00                            9/30/99
                                                                  -----------------------            -----------------------
Finance                                                                    27.80                              19.10
Energy                                                                     15.70                              12.60
Capital goods                                                              13.60                              19.40
Communication services                                                     11.00                              15.80
Consumer non-durables                                                      10.10                               9.00
Health                                                                      9.20                               4.30
Utilities                                                                   6.80                               4.10
Technology                                                                  4.50                              11.70
Transportation                                                              1.30                               4.00

* PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

A COMPARISON WITH THE RUSSELL 1000 VALUE INDEX
Data shows the percentage of the common stocks in the portfolio that each sector of Kemper Value Fund represented on September 30, 2000, compared with the industry sectors that make up the fund's benchmark, the Russell 1000 Value index.
[BAR GRAPH]

                                                                  KEMPER VALUE FUND AS OF         RUSSELL 1000 VALUE INDEX AS OF
                                                                          9/30/00                            9/30/00
                                                                  -----------------------         ------------------------------
Finance                                                                    27.80                              30.60
Energy                                                                     15.70                               8.30
Capital goods                                                              13.60                               6.50
Communication services                                                     11.00                               9.70
Consumer non-durables                                                      10.10                              19.80
Health                                                                      9.20                               7.70
Utilities                                                                   6.80                               5.90
Technology                                                                  4.50                               6.80
Transportation                                                              1.30                               1.20
Basic materials                                                             0.00                               3.50

LARGEST HOLDINGS

KEMPER VALUE FUND'S 10 LARGEST HOLDINGS*
Representing 32.8 percent of the fund's portfolio on September 30, 2000.

            HOLDINGS                      DESCRIPTION                          PERCENT
--------------------------------------------------------------------------------------
1.          EXXON MOBIL                   Engaged in the exploration,            5.8%
                                          production, manufacture,
                                          transportation and sale of crude
                                          oil, natural gas and petroleum
                                          products.
--------------------------------------------------------------------------------------
2.          CITIGROUP                     Diversified holding company whose      4.2%
                                          businesses provide a range of
                                          financial services, including
                                          banking, insurance and investment
                                          services, to consumer and corporate
                                          customers around the world.
--------------------------------------------------------------------------------------
3.          CIGNA                         A multiline insurance and financial    3.8%
                                          services company whose primary
                                          segment is health care. Cigna also
                                          sells group life, accident and
                                          disability coverage;
                                          property/casualty insurance; and
                                          retirement plans.
--------------------------------------------------------------------------------------
4.          LOCKHEED MARTIN               Designs, develops, manufactures and    3.1%
                                          integrates advanced technology
                                          systems and services. Products
                                          range from aircraft, spacecraft and
                                          launch vehicles to missiles,
                                          electronics, information systems,
                                          telecommunications and energy
                                          management.
--------------------------------------------------------------------------------------
5.          VERIZON COMMUNICATIONS        Formerly known as Bell Atlantic        2.9%
                                          Corporation, Verizon is an
                                          international telecommunications
                                          company that operates in four
                                          segments. Domestic telecom segment
                                          services include local telephone
                                          services, voice and data transport,
                                          network access, directory
                                          assistance, data solutions and
                                          systems integration, billing and
                                          collections, and Internet access
                                          services.
--------------------------------------------------------------------------------------
6.          SBC COMMUNICATIONS            Provides telecommunication services    2.9%
                                          in the United States and worldwide.
                                          The company operates in four
                                          segments: wireline, wireless,
                                          information and entertainment.
--------------------------------------------------------------------------------------
7.          PEPSICO                       Operates under three business          2.8%
                                          segments: snack foods, beverages
                                          and juice. The company markets its
                                          products under a wide variety of
                                          brand names.
--------------------------------------------------------------------------------------
8.          BOEING                        Develops and produces jet              2.6%
                                          transports, military aircraft, and
                                          space and missile systems through
                                          two industry segments: commercial
                                          aircraft and defense and space.
--------------------------------------------------------------------------------------
9.          AMERICAN HOME PRODUCTS        Manufactures and markets health        2.6%
                                          care products, including
                                          pharmaceuticals, consumer health
                                          care products and medical supplies.
--------------------------------------------------------------------------------------
10.         AFLAC                         A general business holding company,    2.1%
                                          whose primary business is
                                          supplemental health and life
                                          insurance which is conducted
                                          through its subsidiary, American
                                          Family Life Assurance Company of
                                          Columbus.
--------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

                           [INTENTIONALLY LEFT BLANK]

PORTFOLIO OF INVESTMENTS

KEMPER VALUE FUND
Portfolio of Investments as of September 30, 2000

                                                                                          PRINCIPAL
    REPURCHASE AGREEMENTS--1.5%                                                           AMOUNT ($)    VALUE ($)
                                             State Street Bank and Trust Company, 6.48%,
                                               to be repurchased at $6,087,285 on
                                               10/2/2000**
                                               (Cost $6,084,000)                          6,084,000    $  6,084,000
                                             --------------------------------------------------------------------------
    COMMON STOCKS--98.5%                                                                    SHARES

    CONSUMER DISCRETIONARY--0.8%
    DEPARTMENT & CHAIN STORES
                                             Target Corp.                                   130,000       3,331,250
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--8.0%
    ALCOHOL & TOBACCO--1.4%
                                             Anheuser-Busch Companies, Inc.                 133,200       5,636,025
                                             --------------------------------------------------------------------------

    FOOD & BEVERAGE--5.4%
                                             H.J. Heinz Co.                                 204,200       7,568,163
                                             Hershey Foods Corp.                             61,600       3,334,100
                                             PepsiCo, Inc.                                  246,500      11,339,000
                                             --------------------------------------------------------------------------
                                                                                                         22,241,263

    PACKAGE GOODS/ COSMETICS--1.2%
                                             Gillette Co.                                   160,100       4,943,088
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    HEALTH--9.1%
    BIOTECHNOLOGY--2.0%
                                             Pharmacia Corp.                                134,351       8,086,251
                                             --------------------------------------------------------------------------

    MEDICAL SUPPLY &
      SPECIALTY--1.0%
                                             Becton, Dickinson & Co.                        161,900       4,280,231
                                             --------------------------------------------------------------------------

    PHARMACEUTICALS--6.1%
                                             American Home Products Corp.                   189,900      10,741,219
                                             Bristol-Myers Squibb Co.                       133,200       7,609,050
                                             Eli Lilly & Co.                                 80,500       6,530,563
                                             --------------------------------------------------------------------------
                                                                                                         24,880,832
-----------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--9.0%
    TELEPHONE/COMMUNICATIONS
                                             AT&T Corp.                                     166,550       4,892,406
                                             BellSouth Corp.                                207,800       8,363,950
                                             SBC Communications, Inc.                       234,000      11,700,000
                                             Verizon Communications                         247,300      11,978,594
                                             --------------------------------------------------------------------------
                                                                                                         36,934,950
-----------------------------------------------------------------------------------------------------------------------

    FINANCIAL--27.3%
    BANKS--14.0%
                                             Bank One Corp.                                 156,600       6,048,675
                                             Bank of America Corp.                          133,352       6,984,311
                                             Chase Manhattan Corp.                           95,950       4,431,691
                                             Citigroup, Inc.                                320,400      17,321,625
                                             FleetBoston Financial Corp.                    168,600       6,575,400
                                             J.P. Morgan & Co., Inc.                         25,500       4,166,063
                                             PNC Bank Corp.                                 117,900       7,663,500
                                             Wells Fargo & Co.                               71,400       3,279,938
                                             Zions Bancorp                                   20,400       1,043,269
                                             --------------------------------------------------------------------------
                                                                                                         57,514,472

    INSURANCE--11.3%
                                             AFLAC, Inc.                                    135,900       8,706,094
                                             Allstate Corp.                                 211,100       7,335,725
                                             Cigna Corp.                                    149,700      15,628,680
                                             Hartford Financial Services Group, Inc.         83,200       6,068,400
                                             MetLife, Inc.                                  119,700       3,134,644
                                             St. Paul Companies, Inc.                       110,100       5,429,306
                                             --------------------------------------------------------------------------
                                                                                                         46,302,849

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES        VALUE

    OTHER FINANCIAL COMPANIES--1.3%
                                             Federal National Mortgage Association           77,900       5,569,850
                                             --------------------------------------------------------------------------

    REAL ESTATE--0.7%
                                             Post Properties, Inc. (REIT)                    64,900       2,827,206
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    MEDIA--1.9%
    BROADCASTING & ENTERTAINMENT
                                             Walt Disney Co.                                201,000       7,688,250
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--1.2%
    INVESTMENT
                                             Merrill Lynch & Co., Inc.                       72,600       4,791,600
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    DURABLES--8.7%
    AEROSPACE--7.5%
                                             Boeing Co.                                     171,400      10,798,200
                                             Lockheed Martin Corp.                          386,264      12,731,261
                                             United Technologies Corp.                      101,800       7,049,650
                                             --------------------------------------------------------------------------
                                                                                                         30,579,111

    CONSTRUCTION/AGRICULTURAL
      EQUIPMENT--1.2%
                                             Deere & Co.                                    153,300       5,097,225
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--4.7%
    CHEMICALS--2.5%
                                             Dow Chemical Co.                               154,500       3,852,844
                                             E.I. du Pont de Nemours & Co.                  148,700       6,161,756
                                             --------------------------------------------------------------------------
                                                                                                         10,014,600

    INDUSTRIAL SPECIALTY--1.5%
                                             PPG Industries, Inc.                            92,100       3,655,219
                                             Sherwin-Williams Co.                           117,700       2,515,838
                                             --------------------------------------------------------------------------
                                                                                                          6,171,057

    MACHINERY/COMPONENTS/ CONTROLS--0.7%
                                             Parker-Hannifin Corp.                           90,450       3,052,688
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--4.4%
    COMPUTER SOFTWARE--1.5%
                                             Intuit, Inc.*                                  112,000       6,384,000
                                             --------------------------------------------------------------------------

    DIVERSE ELECTRONIC PRODUCTS--0.5%
                                             Diebold, Inc.                                   76,000       2,018,750
                                             --------------------------------------------------------------------------

    ELECTRONIC DATA PROCESSING--2.4%
                                             Hewlett-Packard Co.                             41,500       4,025,500
                                             International Business Machines Corp.           50,200       5,647,500
                                             --------------------------------------------------------------------------
                                                                                                          9,673,000
-----------------------------------------------------------------------------------------------------------------------

    ENERGY--15.4%
    OIL & GAS PRODUCTION--11.0%
                                             Conoco, Inc. "A"                               152,600       3,986,675
                                             Exxon Mobil Corp.                              264,992      23,617,411
                                             Montana Power Co.                              125,300       4,181,888
                                             Royal Dutch Petroleum Co. (New York shares)    124,900       7,486,194
                                             Texaco, Inc.                                   111,900       5,874,750
                                             --------------------------------------------------------------------------
                                                                                                         45,146,918

    OIL COMPANIES--1.8%
                                             Chevron Corp.                                   87,200       7,433,800
                                             --------------------------------------------------------------------------

    OILFIELD SERVICES/ EQUIPMENT--2.6%
                                             Baker Hughes, Inc.                             134,700       5,000,738
                                             Schlumberger Ltd.                               69,800       5,745,413
                                             --------------------------------------------------------------------------
                                                                                                         10,746,151
-----------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--1.3%
    RAILROADS
                                             Burlington Northern Santa Fe Corp.             248,000       5,347,500
                                             --------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES        VALUE

    UTILITIES--6.7%
    ELECTRIC UTILITIES
                                             Allegheny Energy, Inc.                         142,100       5,426,444
                                             Duke Energy Corp.                               72,500       6,216,875
                                             FPL Group, Inc.                                 87,300       5,739,975
                                             Peco Energy Co.                                 34,900       2,113,631
                                             Southern Energy, Inc.*                          17,000         533,375
                                             Unicom Corp.                                   134,100       7,534,744
                                             --------------------------------------------------------------------------
                                                                                                         27,565,044
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $344,256,381)                                        404,257,961
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $350,340,381)(a)                                     410,341,961
                                             --------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

*   Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $350,556,580. At September 30, 2000, net unrealized appreciation for all securities based on tax cost was $59,785,381. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $73,344,654 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,559,273.

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2000

ASSETS
Investments in securities, at value (cost $350,340,381)         $410,341,961
----------------------------------------------------------------------------
Cash                                                                     138
----------------------------------------------------------------------------
Receivable for investments sold                                   11,858,138
----------------------------------------------------------------------------
Dividends receivable                                                 560,597
----------------------------------------------------------------------------
Interest receivable                                                    2,190
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      369,705
----------------------------------------------------------------------------
Due from Adviser                                                      29,206
----------------------------------------------------------------------------
TOTAL ASSETS                                                     423,161,935
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                  1,377,209
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     740,380
----------------------------------------------------------------------------
Accrued management fee                                               286,494
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   58,827
----------------------------------------------------------------------------
Other accrued expenses and payables                                  836,337
----------------------------------------------------------------------------
TOTAL LIABILITIES                                                  3,299,247
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $419,862,688
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                                1,995,574
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         60,001,580
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              42,663,242
----------------------------------------------------------------------------
Paid-in capital                                                  315,202,292
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $419,862,688
----------------------------------------------------------------------------
 NET ASSET VALUE
SCUDDER SHARES
  Net asset value, offering and redemption price per share
  ($331,123,448 / 12,846,172 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                  $25.78
----------------------------------------------------------------------------
CLASS A
  Net asset value and redemption price per share
  ($50,693,642 / 1,968,732 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $25.75
----------------------------------------------------------------------------
  Maximum offering price per share (100 / 94.25 of $25.75)            $27.32
----------------------------------------------------------------------------
CLASS B
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($30,573,600 /
  1,195,742 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $25.57
----------------------------------------------------------------------------
CLASS C
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($7,471,998 /
  292,512 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $25.54
----------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended September 30, 2000

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $38,383)            $ 8,226,085
---------------------------------------------------------------------------
Interest                                                            468,074
---------------------------------------------------------------------------
Total income                                                      8,694,159
---------------------------------------------------------------------------
Expenses:
Management fee                                                    3,001,573
---------------------------------------------------------------------------
Services to shareholders                                          2,697,473
---------------------------------------------------------------------------
Custodian and accounting fees                                       160,298
---------------------------------------------------------------------------
Distribution services fees                                          264,645
---------------------------------------------------------------------------
Administrative services fees                                        195,540
---------------------------------------------------------------------------
Auditing                                                             62,148
---------------------------------------------------------------------------
Legal                                                                13,403
---------------------------------------------------------------------------
Trustees' fees and expenses                                          88,236
---------------------------------------------------------------------------
Reports to shareholders                                             151,036
---------------------------------------------------------------------------
Registration fees                                                    68,229
---------------------------------------------------------------------------
Other                                                                52,852
---------------------------------------------------------------------------
Total expenses, before expense reductions                         6,755,433
---------------------------------------------------------------------------
Expenses reductions                                                 (72,465)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          6,682,968
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      2,011,191
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      52,726,552
---------------------------------------------------------------------------
Foreign currency related transactions                                  (109)
---------------------------------------------------------------------------
                                                                 52,726,443
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   13,596,001
---------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS                       66,322,444
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $68,333,635
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED SEPTEMBER 30,
                                                                ------------------------------------
                                                                    2000                    1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $  2,011,191            $  3,111,169
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               52,726,443               6,166,998
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    13,596,001              62,680,573
----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                        68,333,635              71,958,740
----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income -- Scudder Shares                         (2,663,044)             (4,164,869)
----------------------------------------------------------------------------------------------------
  Net investment income -- Class A                                  (267,406)               (237,416)
----------------------------------------------------------------------------------------------------
  Net investment income -- Class B                                      (817)                (48,553)
----------------------------------------------------------------------------------------------------
  Net investment income -- Class C                                      (501)                (11,523)
----------------------------------------------------------------------------------------------------
  Net realized gain -- Scudder Shares                            (13,800,495)            (19,711,211)
----------------------------------------------------------------------------------------------------
  Net realized gain -- Class A                                    (1,426,862)             (1,241,379)
----------------------------------------------------------------------------------------------------
  Net realized gain -- Class B                                    (1,060,430)             (1,035,831)
----------------------------------------------------------------------------------------------------
  Net realized gain -- Class C                                      (209,392)               (226,181)
----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                        116,433,046             321,600,172
----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                     18,829,221              25,914,793
----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                         (248,063,960)           (426,810,318)
----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
TRANSACTIONS                                                    (112,801,693)            (79,295,353)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (63,897,005)            (34,013,576)
----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                483,759,693             517,773,269
----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $1,995,574 and $2,922,969,
respectively)                                                   $419,862,688            $483,759,693
----------------------------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                                                                 CLASS A
                                                                        YEARS ENDED SEPTEMBER 30,
                                                                ------------------------------------------
                                                                 2000           1999        1998(B)
Net asset value, beginning of period                            $22.89         $21.19       $25.42
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                       .09            .15          .07
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      3.78           2.62        (4.30)
----------------------------------------------------------------------------------------------------------
Total from investment operations                                  3.87           2.77        (4.23)
----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                             (.16)          (.17)          --
----------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                     (.85)          (.90)          --
----------------------------------------------------------------------------------------------------------
Total distributions                                              (1.01)         (1.07)          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $25.75         $22.89       $21.19
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                              17.42          13.04(D)    (16.64)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                              51             42           28
----------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions (%)         1.70(e)        1.57         1.34
----------------------------------------------------------------------------------------------------------
Ratio of operating expenses after expense reductions (%)          1.68(e)        1.41         1.34*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                          .36            .61          .86*
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         51             91           47
----------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the period April 16, 1998 (commencement of sale of Class A shares) to September 30, 1998.

(c) Total return does not reflect the effect of any sales charges.

(d) Total return would have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.69% and 1.68%, respectively (see Notes to Financial Statements).

 * Annualized

** Not annualized

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                                                                 CLASS B
                                                                        YEARS ENDED SEPTEMBER 30,
                                                                ------------------------------------------
                                                                 2000           1999        1998(B)
Net asset value, beginning of period                            $22.72         $21.11       $25.42
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                      (.06)          (.07)          --
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      3.76           2.62        (4.31)
----------------------------------------------------------------------------------------------------------
Total from investment operations                                  3.70           2.55        (4.31)
----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                               --           (.04)          --
----------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                     (.85)          (.90)          --
----------------------------------------------------------------------------------------------------------
Total distributions                                               (.85)          (.94)          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $25.57         $22.72       $21.11
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                              16.69          12.02(D)    (16.96)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                              31             29           18
----------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions (%)         2.30(e)        2.34         2.12
----------------------------------------------------------------------------------------------------------
Ratio of operating expenses after expense reductions (%)          2.29(e)        2.29         2.12*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         (.25)          (.27)         .03*
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         51             91           47
----------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the period April 16, 1998 (commencement of sale of Class B shares) to September 30, 1998.

(c) Total return does not reflect the effect of any sales charges.

(d) Total return would have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.29% and 2.28%, respectively (see Notes to Financial Statements).

 * Annualized

** Not annualized

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                                                                  CLASS C
                                                                         YEARS ENDED SEPTEMBER 30,
                                                                --------------------------------------------
                                                                 2000           1999          1998(B)
Net asset value, beginning of period                            $22.75         $21.13         $25.42
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                      (.11)          (.05)           .01
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      3.75           2.61          (4.30)
------------------------------------------------------------------------------------------------------------
Total from investment operations                                  3.64           2.56          (4.29)
------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                               --           (.04)            --
------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                     (.85)          (.90)            --
------------------------------------------------------------------------------------------------------------
Total distributions                                               (.85)          (.94)            --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $25.54         $22.75         $21.13
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                             16.44          12.06(D)      (16.88)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                               7              5              3
------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions (%)         2.56(e)        2.34           2.11
------------------------------------------------------------------------------------------------------------
Ratio of operating expenses after expense reductions (%)          2.54(e)        2.26           2.11*
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         (.48)          (.22)           .08*
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         51             91             47
------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the period April 16, 1998 (commencement of sale of Class C shares) to September 30, 1998.

(c) Total return does not reflect the effect of any sales charges.

(d) Total return would have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.55% and 2.54%, respectively (see Notes to Financial Statements).

 * Annualized

** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Value Fund (the "Fund") is a diversified series of
                             Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date).

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated

NOTES TO FINANCIAL STATEMENTS

                             investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           During the year ended September 30, 2000, purchases
                             and sales of investment securities (excluding short-term investments) aggregated $207,001,899 and
                             $343,131,095, respectively.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. Under the Investment
                             Management Agreement (the "Agreement") with Scudder
                             Kemper Investments, Inc. ("Scudder Kemper" or the
                             "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2000, the fee pursuant to the Agreement amounted to $3,001,573, of which $286,494 is unpaid at September 30, 2000.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C

NOTES TO FINANCIAL STATEMENTS

                             shares. For the year ended September 30, 2000, the Distribution Fee was as follows:

                                                                                                           UNPAID AT
                                                                                           TOTAL         SEPTEMBER 30,
                                       DISTRIBUTION FEE                                  AGGREGATED          2000
                                       -------------------------------------------------------------------------------
                                       Class B                                            $216,319         $116,771
                                       Class C                                              48,326               --
                                                                                          --------         --------
                                                                                          $264,645         $116,771
                                                                                          ========         ========

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2000 aggregated $77,770, of which $61,164 was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2000, the CDSC for Classes B and C aggregated $111,774 and $457, respectively.

                             ADMINISTRATIVE SERVICE FEES. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2000, the Administrative Service Fee was as follows:

                                                                                                         UNPAID AT
                                                                                         TOTAL         SEPTEMBER 30,
                                       ADMINISTRATIVE SERVICE FEES                     AGGREGATED          2000
                                       -----------------------------------------------------------------------------
                                       Class A                                          $107,492          $19,808
                                       Class B                                            72,106           63,026
                                       Class C                                            15,942           13,835
                                                                                        --------          -------
                                                                                        $195,540          $96,669
                                                                                        ========          =======

                             SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the year ended September 30, 2000, the amount charged to Classes A, B and C by KSC aggregated $190,006, $104,636 and $37,646, respectively, of which $65,713, $34,995 and $24,533, respectively,
                             is unpaid at September 30, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the year ended September 30, 2000, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $667,626, of which $149,396 is unpaid at September 30, 2000.

                             Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the year ended September 30, 2000, the amount charged to the Scudder Shares by STC aggregated $1,308,124, of which $105,393 is unpaid at September 30, 2000.

NOTES TO FINANCIAL STATEMENTS

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 2000, the amount charged to the Fund by SFAC aggregated $127,491, of which $31,069 is unpaid at September 30, 2000.

                             TRUSTEES' FEES. The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended September 30, 2000, the Trustees' fees and expenses aggregated $29,824. In addition, a one-time fee of $58,412 was accrued for payment to those Trustees not affiliated with the Adviser who did not stand for re-election under the reorganization discussed in Note G. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $29,206 of such costs.

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes shares of beneficial
                             interest and dollar activity in the Fund:

                                                                                YEARS ENDED SEPTEMBER 30,
                                                                          2000                              1999
                                                              ----------------------------      ----------------------------
                                                                SHARES          DOLLARS           SHARES          DOLLARS
                                       SHARES SOLD
                                        Scudder Shares          2,600,720    $  61,546,888        5,568,655    $ 131,356,073
                                       -------------------------------------------------------------------------------------
                                        Class A                 1,600,121       38,085,807        4,906,004      115,981,063
                                       -------------------------------------------------------------------------------------
                                        Class B                   482,385       11,364,506          901,601       21,274,145
                                       -------------------------------------------------------------------------------------
                                        Class C                   231,828        5,435,845        2,262,454       52,988,891
                                       -------------------------------------------------------------------------------------
                                                                4,915,054      116,433,046       13,638,714      321,600,172
                                       -------------------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                        Scudder Shares            702,015    $  16,027,031        1,010,122    $  23,313,600
                                       -------------------------------------------------------------------------------------
                                        Class A                    71,116        1,625,719           59,448        1,372,649
                                       -------------------------------------------------------------------------------------
                                        Class B                    43,356          988,505           43,529        1,004,640
                                       -------------------------------------------------------------------------------------
                                        Class C                     8,230          187,966            9,689          223,904
                                       -------------------------------------------------------------------------------------
                                                                  824,717       18,829,221        1,122,788       25,914,793
                                       -------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Scudder Shares         (8,248,865)   $(193,178,099)     (10,886,073)   $(258,426,354)
                                       -------------------------------------------------------------------------------------
                                        Class A                (1,547,831)     (36,365,690)      (4,451,976)    (104,695,242)
                                       -------------------------------------------------------------------------------------
                                        Class B                  (616,825)     (14,373,603)        (518,518)     (12,396,396)
                                       -------------------------------------------------------------------------------------
                                        Class C                  (176,775)      (4,146,568)      (2,181,822)     (51,292,326)
                                       -------------------------------------------------------------------------------------
                                                              (10,590,296)    (248,063,960)     (18,038,389)    (426,810,318)
                                       -------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        Scudder Shares         (4,946,130)   $(115,604,180)      (4,307,296)   $(103,756,681)
                                       -------------------------------------------------------------------------------------
                                        Class A                   123,406        3,345,836          513,476       12,658,470
                                       -------------------------------------------------------------------------------------
                                        Class B                   (91,084)      (2,020,592)         426,612        9,882,389
                                       -------------------------------------------------------------------------------------
                                        Class C                    63,283        1,477,243           90,321        1,920,469
                                       -------------------------------------------------------------------------------------
                                                               (4,850,525)   $(112,801,693)      (3,276,887)   $ (79,295,353)
                                       -------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended September 30, 2000, the Fund's custodian and transfer agent fees were reduced by $29,795 and $13,464, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several other Scudder Funds (the
                             "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    REORGANIZATION          In early 2000, Scudder Kemper initiated a
                             restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds
                             Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/ Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF VALUE EQUITY TRUST AND THE

CLASS A, CLASS B AND CLASS C SHAREHOLDERS OF VALUE FUND:

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, Class B, and Class C Shares present fairly, in all material respects, the financial position of Value Fund (the "Fund") at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Class A, Class B, and Class C Shares for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights for the Class A, Class B, and Class C Shares (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                      PRICEWATERHOUSECOOPERS LLP

                                          Boston, Massachusetts

                                          November 17, 2000

TAX INFORMATION

TAX INFORMATION

The Fund paid distributions of $0.85 per share from net long-term capital gains during its year ended September 30, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $45,340,000 as capital gain dividends for its year ended September 30, 2000, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended September 30, 2000 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

SHAREHOLDER MEETING RESULTS

SHAREHOLDER MEETING RESULTS (UNAUDITED)

A Special Meeting of Shareholders (the "Meeting") of Value Fund (the "fund"), a series of Value Equity Trust, was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1) To elect Trustees of Value Equity Trust.

                                    Number of Votes:
              Trustee                For       Withheld
      Henry P. Becton, Jr.        6,851,897    198,743
      Linda C. Coughlin           6,852,624    198,017
      Dawn-Marie Driscoll         6,850,239    200,401
      Edgar R. Fiedler            6,843,035    207,605
      Keith R. Fox                6,857,306    193,335
      Joan E. Spero               6,847,112    203,529
      Jean Gleason Stromberg      6,849,198    201,442
      Jean C. Tempel              6,853,156    197,485
      Steven Zaleznick            6,849,242    201,398

2) To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending September 30, 2000.

                   Number of Votes:
                                        Broker
         For     Against   Abstain    Non-Votes*
      6,878,225  70,638    101,777        0

*BROKER NON-VOTES ARE PROXIES RECEIVED BY THE FUND FROM BROKERS OR NOMINEES WHEN
 THE BROKER OR NOMINEE NEITHER HAS RECEIVED INSTRUCTIONS FROM THE BENEFICIAL OWNER OR OTHER PERSONS ENTITLED TO VOTE NOR HAS DISCRETIONARY POWER TO VOTE ON A PARTICULAR MATTER.

TRUSTEES & OFFICERS


TRUSTEES                                                            OFFICERS
LINDA C. COUGHLIN                 KATHRYN L. QUIRK                  ANN M. MCCREARY
President                         Trustee, Vice President           Vice President
                                  and Secretary
PAUL BANCROFT III                                                   KATHLEEN T. MILLARD
Honorary Trustee                  JOAN E. SPERO                     Vice President
                                  Trustee
SHERYLE J. BOLTON                                                   JOHN MILLETTE
Trustee                           ROBERT G. STONE JR.               Vice President
                                  Honorary Trustee                  and Secretary
WILLIAM T. BURGIN
Trustee                                                             JOHN R. HEBBLE
                                                                    Treasurer
THOMAS J. DEVINE
Honorary Trustee                                                    CAROLINE PEARSON
                                                                    Assistant Secretary
KEITH R. FOX
Trustee                                                             LOIS R. ROMAN
                                                                    Vice President
WILLIAM H. LUERS
Trustee                                                             ROBERT TYMOCZKO
                                                                    Vice President
WILSON NOLEN
Honorary Trustee

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT ACCOUNTANTS               PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.kemper.com


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unless preceded or accompanied by a
Kemper Value Fund prospectus.
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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)